UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	February 22, 2017
(Date of earliest event reported)	February 22, 2017

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03		Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 22, 2017, the Board of Directors (the Board) of ONEOK, Inc. (the Corporation) amended and restated the Corporation’s Amended and Restated By-laws (the By-laws) to implement a proxy access by-law permitting a shareholder, or a group of up to 20 shareholders, owning 3 percent or more of the Corporation’s outstanding common stock continuously for at least three years to nominate, and have included in the Corporation’s proxy materials, director nominees constituting up to two individuals or 20 percent of the Board (whichever is greater), provided that the shareholder(s) and the proxy access nominee(s) satisfy the requirements specified in the By-laws.

The description of the amendments to the By-Laws is qualified in its entirety by reference to the text of the amended and restated By-laws, a copy of which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

3.1		Amended and Restated By-laws of ONEOK, Inc.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	February 22, 2017	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws of ONEOK, Inc.

4